Defined Contribution Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Defined Contribution Plan

Note 15. Defined Contribution Plan

The Company established a 401(k) Plan (the “401(k) Plan”) for eligible employees of the Company. Generally, all employees of the Company who are at least twenty-one years of age and who have completed six months of service are eligible to participate in the 401(k) Plan. The 401(k) Plan is a defined contribution plan that provides that participants may make voluntary salary deferral contributions, on a pretax basis, in the form of voluntary payroll deductions. The Company may make discretionary matching contributions. For each of the years ended December 31, 2021 and 2020, the Company’s matching contributions were approximately $55,000 and $87,000 respectively.